EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors of the Registrant, hereby severally constitute and appoint Theresa A. Cornish our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-8 relating to the Sandy Spring Bancorp, Inc. Directors' Stock Plan, including specifically, but not limited to, power and authority to sign for us in our names in our capacities as directors and, as applicable, as members of the plan administrative committee, the registration statement and any all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.

  Signature                        Title                            Date

/s/ JOHN CHIRTEA                   Director                   December 17, 2003
----------------
John Chirtea

/s/ SUSAN D. GOFF                  Director                   December 17, 2003
-----------------
Susan D. Goff

/s/ SOLOMON GRAHAM                 Director                   December 17, 2003
------------------
Solomon Graham

/s/ GILBERT L. HARDESTY            Director                   December 17, 2003
-----------------------
Gilbert L. Hardesty

/s/ JOYCE R. HAWKINS               Director                   December 17, 2003
--------------------
Joyce R. Hawkins

/s/ CHARLES F. MESS                Director                   December 17, 2003
-------------------
Charles F. Mess

/s/ ROBERT L. MITCHELL             Director                   December 17, 2003
----------------------
Robert L. Mitchell

/s/ ROBERT L. ORNDORFF, JR.        Director                   December 17, 2003
---------------------------
Robert L. Orndorff, Jr.

/s/ DAVID E. RIPPEON               Director                   December 17, 2003
--------------------
David E. Rippeon

/s/ CRAIG A. RUPPERT               Director                   December 17, 2003
--------------------
Craig A. Ruppert

/s/ LEWIS R. SCHUMANN              Director                   December 17, 2003
---------------------
Lewis R. Schumann

/s/ W. DREW STABLER                Director, Chairman         December 17, 2003
-------------------                of the Board
W. Drew Stabler